Exhibit 10.3

GENERAL SECURITY AGREEMENT

    This General Security Agreement ("Agreement"), dated as of October 5, 2005, is by CHINA GRANITE CORPORATION, a Nevada corporation ("China Granite"), CHINA LAIZHOU BAY MINING INTERNATIONAL CORPORATION, a corporation organized under the laws of the British Virgin Islands ("China Laizhou"), and LAIZHOU BAY MINING INTERNATIONAL LTD. ("Laizhou"), a limited company organized under the laws of the People's Republic of China (together with its subsidiaries and affiliates, China Granite, China Laizhou and Laizhou and the subsidiaries and affiliates of China Granite, China Laizhou and Laizhou, the "Obligors"), in favor of Ricardo Requena, Maria Dolores Longo, Lucky Ocean Group Ltd., Maple Leaf Enterprises Ltd and Dong Chen, (the "Secured Parties").

W I T N E S S E T H:

    WHEREAS, the third parties have entered into certain financing arrangements with China Granite, pursuant to certain financing agreements, including the 8% Senior Convertible Secured Notes (the "Convertible Notes") issued pursuant to that certain 8% Senior Convertible Secured Note Purchase Agreement dated as of October 6, 2004 the ("2004 Purchase Agreement") and the Secured Parties which have been granted 12% Secured Notes (the "Notes") issued pursuant to a certain 12% Secured Note Purchase Agreement dated as of October 5, 2005 (the "2005 Purchase Agreement") which rank subordinate to the Convertible Notes (collectively and together with all financing statements, agreements, documents and instruments executed and/or delivered in connection therewith, as the same may now exist or may hereafter be amended, modified, supplemented, extended, renewed or replaced, the "Transaction Documents") pursuant to which the Secured Parties have provided financial accommodations to the Obligors.

    NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    Grant of Security Interest
      To secure payment and performance of the Obligations, the Obligors hereby grant to the Secured Parties, a continuing security interest in, and a lien upon, and hereby assigns to the Secured Parties, as security, all property and interests in property of the Obligors, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by the Secured Parties, collectively, the "Collateral"), including, without limitation, the following:
        all Accounts;
        all Equipment;
        all General Intangibles;

        all Inventory
        all securities; and
        all proceeds and products of (i), (ii), (iii), (iv) and (v).
      Notwithstanding anything to the contrary contained in Section 1(a) above, the types or items of Collateral described in such Section shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of the Obligors, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Secured Parties is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained; provided that, the foregoing exclusion shall in no way be construed to apply if any such prohibition is unenforceable under the UCC or other applicable law or so as to limit, impair or otherwise affect the Secured Parties' unconditional continuing security interests in and liens upon any rights or interests of the Obligors in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any accounts).
      Perfection of Security Interests.
        Obligor irrevocably and unconditionally authorizes the Secured Parties (or their agents) to file at any time and from time to time such financing statements with respect to the Collateral naming the Secured Parties or its designee as the secured party and the Obligors or any affiliate of the Obligors as debtor, as the Secured Parties may require, and including any other information with respect to the Obligors or otherwise required by part 5 of Article 9 of the UCC of such jurisdiction as the Secured Parties may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Obligor hereby ratifies and approves all financing statements naming the Secured Parties or its designee as secured party and Obligor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Secured Parties prior to the date hereof and ratifies and confirms the authorization of the Secured Parties to file such financing statements (and amendments, if any). Obligor hereby authorizes the Secured Parties to adopt on behalf of Obligor any symbol required for authenticating any electronic filing. In no event shall Obligor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Secured Parties or its designee as secured party and Obligor as debtor.
        Obligor hereby agrees to promptly file such documents and to enter into any such agreements in order to perfect the Secured Parties security interest in the Collateral which is not located in the United States.

        Obligor shall take any other actions reasonably requested by the Secured Parties from time to time to cause the attachment and perfection of, and the ability of the Secured Parties to enforce, the security interest of the Secured Parties in any and all of the Collateral.
    Covenants Relating to Collateral; Indebtedness; Dividends.

    The Obligors covenant that:

      they shall at all times: be the owner of each and every item of Collateral, defend the Collateral against the claims and demands of all persons and in the case of tangible property constituting part of the Collateral, properly maintain and keep in good order and repair such property and keep such property fully insured with responsible companies acceptable to the Secured Parties against such risks as such Collateral may be subject to, or as the Secured Parties may request;
      they will comply with the requirements of all leases, mortgages and other instruments relating to premises where any Collateral is located;
      they will not create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of Indebtedness to the Secured Parties; and
      none of the Obligors shall change their names unless each of the following conditions is satisfied: (i) the Secured Parties shall have received not less than 30 days prior written notice from such Obligor of such proposed change in its corporate name, which notice shall accurately set forth the proposed new name; and (ii) the Secured Parties shall receive a certified copy of the amendment to the charter documents of such Obligor providing for the name change as soon as it is available;
      none of the Obligors shall change their chief executive office or their mailing address or organizational identification number (or if it does not have one, such Obligor shall not acquire an organizational identification number) unless the Secured Parties shall have received not less than 30 days' prior written notice from such Obligor of such proposed change, which notice shall set forth such information with respect thereto as the Secured Parties may require and the Secured Parties shall have received such agreements as the Secured Parties may reasonably require in connection therewith; and
      none of the Obligors shall change their type of organization, jurisdiction of organization or other legal structure.
    Remedies.

    Upon the occurrence and after the continuance of an Event of Default (as defined in the Transaction Documents), at any time or from time to time thereafter (until such time as the Event of Default has been cured or waived): (i) the Secured Parties shall have the right to exercise any and all other rights and remedies provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; (ii) the Secured Parties may enter the Obligors' premises or other premises without legal process and without incurring liability to the Obligors therefor, and the Secured Parties may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Secured Parties may deem advisable and the Secured Parties may require the Obligors to make the Collateral available to the Secured Parties at a convenient place; (iii) with or without having the Collateral at the time or place of sale, the Secured Parties may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Secured Parties may elect.

    General Representations, Warranties and Agreements.

    Each of the Obligors hereby represents warrants and agrees that:

      it is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is incorporated.
        its exact legal name of is as set forth on the signature page of this Agreement.
      the execution, delivery and performance of this Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or, if such Obligor is a corporation, its charter documents.
      it will furnish the Secured Parties with all information concerning its business and financial condition as the Secured Parties may reasonably request.
    Expenses of Obligors' Duties; the Secured Parties' Right to Perform on Obligors' Behalf;
      The Obligors' agreements and duties hereunder shall be performed by them at their sole cost and expense.
      If any Obligor shall fail to do any act or thing which it has covenanted to do hereunder, the Secured Parties may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of such Obligor, and such Obligor hereby irrevocably authorizes the Secured Parties so to act.
    No Waivers of Rights hereunder; Rights Cumulative.
      No delay by the Secured Parties in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any Obligations shall be enforceable against the Secured Parties unless in writing and signed by an officer of the Secured Parties, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.
      All rights granted the Secured Parties hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to the Secured Parties under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

    Termination. This Agreement shall continue in full force and effect until all the Obligations then outstanding (whether absolute or contingent) shall have been paid and satisfied in full, or until the outstanding principal amount of the Notes shall have been converted into China Granite's common stock pursuant to the terms of the Purchase Agreement, or other arrangements for the securing of such Obligations satisfactory to the Secured Parties shall have been made.
    Governing Law; Jurisdiction; Certain Waivers.
      This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applied to contracts to be performed wholly within the State of Florida. Any judicial proceeding brought by or against any Obligor with respect to any of its Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of Florida, United States of America, and, by execution and delivery of this Agreement, each Obligor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Obligor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to such Obligor at its address set forth in Section 10, and service so made shall be deemed completed five days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Secured Parties to bring proceedings against any Obligor in the courts of any other jurisdiction. Each Obligor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by an Obligor against the Secured Parties involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the State of Florida.
      EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      The Secured Parties shall not be required to take any steps necessary to preserve rights against prior parties."
    Additional Definitions. As used herein:
      All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to the Obligors and the Secured Parties pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with this Agreement or is cured in a manner satisfactory to the Secured Parties, if such Event of Default is capable of being cured as determined by the Secured Parties. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

"Accounts" shall mean all present and future rights of the Obligors to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument,  for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of,  for services rendered or to be rendered, for a secondary obligation incurred or to be incurred, or arising out of the use of a credit or charge card or information contained on or for use with the card.

"Equipment" shall mean all of the Obligors' now owned and hereafter acquired goods (other than Inventory), wherever located, including, without limitation, equipment, machinery, vehicles, tools, furniture, fixtures, data processing and computer equipment and computer hardware and software, whether owned or licensed, and including embedded software, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

"GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

"General Intangibles" shall mean and include all of the Obligors' general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, patents, patent rights, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, service mark applications, goodwill (including any goodwill associated with any trademark or service marks or the license of any trademark), copyrights, works which are the subject matter of copyrights, rights in works of authorship, copyright registrations, inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, research, analysis, reports, manuals and operating standards, design rights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, domain names, domain name registrations, software and contract rights relating to software, all claims under guaranties, security interests or other security held by or granted to an Obligor to secure payment of any of the Receivables by a customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

"Indebtedness" of a person at a particular date shall mean all obligations of such person which in accordance with generally accepted accounting principles would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such person whether direct or as guarantor, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a lien on assets owned by such person, whether or not such indebtedness actually shall have been created, assumed or incurred by such person. Any indebtedness of such person resulting from the acquisition by such person of any assets subject to any lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

"Inventory" shall mean all of Obligors' now owned and hereafter existing or acquired goods, wherever located, which are leased by an Obligor as lessor; are held by an Obligor for sale or lease or to be furnished under a contract of service; are furnished by an Obligor under a contract of service; or consist of raw materials, work in process, finished goods or materials used or consumed in its business, together with all documents of title or other documents representing or relating to any of the foregoing.

"Obligations" means:

(1) the full and prompt payment when due of all obligations and liabilities to the Holders (as defined in the Purchase Agreement), whether now existing or hereafter arising, under the Notes or the other Transaction Documents and the due performance and compliance with the terms of the Notes and the other Transaction Documents;

(2) any and all sums advanced in accordance with the terms of the Notes, the Transaction Documents or applicable law by the Secured Parties in order to preserve the Collateral or to preserve the Secured Parties' security interest in the Collateral;

(3) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Company referred to in the immediately preceding clauses (1) and in accordance with the terms of the Notes and the Transaction Documents, the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Secured Parties of its rights hereunder, together with reasonable attorneys' fees and court costs; and

(4) any amounts for which any Holder is entitled to indemnification under Section 11 of the Purchase Agreement.

"Permitted Liens" shall mean, with respect to the Obligors, Liens in favor of the Secured Parties; Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Obligors; provided, that, the Lien shall have no effect on the priority of the Liens in favor of the Secured Parties or the value of the assets in which the Secured Parties has such a Lien and a stay of enforcement of any such Lien shall be in effect; Liens to which the Secured Parties has consented in writing; deposits or pledges of cash to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of an Obligor's business; and judgment Liens that have been stayed or bonded and mechanics', workers', material men's or other like Liens arising in the ordinary course of an Obligor's business with respect to obligations which are not due.

"Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

"Receivables" shall mean all of the following now owned or hereafter arising or acquired property of an Obligor: all Accounts; all amounts at any time payable to an Obligor in respect of the sale or other disposition by an Obligor of any Account or other obligation for the payment of money; all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; all payment intangibles of an Obligor and other contract rights, chattel paper, instruments, notes, and other forms of obligations owing to an Obligor, whether from the sale and lease of goods or other property, licensing of any property (including General Intangibles), rendition of services or from loans or advances by an Obligor or to or for the benefit of any third person (including loans or advances to any affiliates or Subsidiaries of an Obligor) or otherwise associated with any Accounts, Inventory or General Intangibles of an Obligor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to an Obligor in connection with the termination of any employee benefit plan and any other amounts payable to an Obligor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which an Obligor is beneficiary).

"Records" shall mean, all of the Obligors; present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Obligors with respect to the foregoing maintained with or by any other person).

"Subsidiary" shall mean a corporation or other entity of whose shares of stock or other ownership interest having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity are owned, directly or indirectly, by such person.

"Transaction Documents" shall have the meaning set forth in the recitals hereto.

"UCC" shall mean the Uniform Commercial Code as in effect in the State of Florida and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Florida on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lender may otherwise determine).

The words "it" or "its" as used herein shall be deemed to refer to individuals and to business entities.

    Notices.

Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given when personally delivered to any officer of the party to whom it is addressed, on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, or upon actual receipt thereof when sent by a recognized overnight delivery service, or upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

(A) If to the Secured Parties at the address specified on the signature page hereof.

(B) If to Obligors at the address specified on the signature page hereof.

Any requirement under applicable law of reasonable notice by the Secured Parties to the Obligors of any event shall be met if notice is given to the Obligors in the manner prescribed above at least five days before (a) the date of such event or (b) the date after which such event will occur.

    General.
      If this Agreement is executed by two or more Obligors, they shall be jointly and severally liable hereunder, all provisions hereof regarding the Obligations or the Collateral shall apply to the Obligations and Collateral of any or all of them and the termination of this Agreement as to one or more of such Obligors shall not terminate this Agreement as to any remaining Obligors.

      This Agreement shall be binding upon the assigns or successors of each of the undersigned Obligor, and shall inure to the benefit of and be enforceable by the Secured Parties and its successors, transferees and assigns permitted under the Transaction Documents.
      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

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Dated October 5th, 2005 as of the date first above written.	CHINA GRANITE CORPORATION

By: /s/ Chen Dong

Name: Chen Dong
Title: President

2642 Collins Avenue, Suite 305
Miami, FL 33140
Fax: (305) 538-2603

CHINA LAIZHOU BAY MINING INTERNATIONAL CORPORATION

By: /s/ Chen Dong

Name: Chen Dong
Title: President

Yunfeng Stone Material & Trade Park
Laizhou City, Shandong, PRC
Fax: 86 (535) 242 5618

LAIZHOU BAY MINING INTERNATIONAL LTD

By: /s/ Chen Dong

Name: Chen Dong
Title: President

Yunfeng Stone Material & Trade Park
Laizhou City, Shandong, PRC
Fax: 86 (535) 242 5618

Accepted in as of October 5th, 2005

Name: RICARDO REQUENA
Signature:

Name: MARIA DOLORES LONGO
Signature: /s/ Maria Dolores Longo

Name: DONG CHEN
Signature: /s/ Dong Chen

Name: LUCKY OCEAN GROUP LTD.
Signature: /s/ (Signed but illegible)
Title: President

Name: MAPLE LEAF ENTERPRISES LTD.
Signature: /s/ (Signed but illegible)
Title: President